PANORAMA TRUST

Pictet  Global Emerging Markets Fund
Pictet International Small Companies Fund
Pictet Eastern European Fund

Supplement to each Funds Statement of Additional Information dated April 30,
1999

This supplement provides new and additional information beyond that contained in each Funds Statement of Additional Information. It should be retained and read in conjunction with each Funds Statement of Additional Information.

Effective December 1, 1999, Provident Distributors, Inc., Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, replaced First Data Distributors, Inc. as the Funds distributor.

Effective December 1, 1999, First Data Investor Services Group, Inc. (Investor Services Group), the Funds Administrator and Transfer Agent, became a majority-owned subsidiary of PNC Bank Corp. As a result of this transaction, Investor Services Group is now known as PFPC Inc.






December 1, 1999

Please Retain This Supplement For Future Reference